G&G MINING CORP.

(An Exploration Stage Company)

FINANCIAL STATEMENTS

With

INDEPENDENT AUDITORS' REPORT THEREON

TARVARAN, ASKELSON & COMPANY®
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
G&G MINING CORP.
(A development Stage Company)
Phoenix, Arizona

We have audited the accompanying balance sheet of G&G MINING CORP. (an exploration stage company), as of July 31, 2008 and the related statements of operations, changes in stockholders’ (deficit) and cash flows from inception June 17, 2008 through July 31, 2008, and the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of G&G MINING CORP. (an exploration stage company) as of July 31, 2008 and the results of its operations and its cash flows from inception June 17, 2008 through July 31, 2008 and the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited source of revenue, and operations as of July 31, 2008 which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

TARVARAN, ASKELSON & COMPANY

Laguna Niguel, California
September 17, 2008

G & G MINING CORP.
(An Exploration Stage Company)
BALANCE SHEET
July 31, 2008

ASSETS:

CURRENT ASSETS
Cash	$10,356
Accounts receivables	15,000
Total current assets	25,356

PROPERTY AND EQUIPMENT - net	1,735

Deposits	50,000

TOTAL ASSETS	$77,091

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
Accounts payable	$5,400
Accrued expenses	66,941
Notes affiliate - Produelec S. A.	120,000
Total current liabilities	192,341

Total liabilities	192,341
COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY:

Preferred stock, $.0001 par value, 10,000,000 shares authorized;
none issued and outstanding as of July 31, 2008	-
Common stock, $.0001 par value, 500,000,000 shares authorized;
none issued and outstanding as of July 31, 2008	-
Additional paid-in capital	7,500
Common stock subscribed, 61,600,000	525,100
Accumulated deficit during this exploration stage	(647,850)
Total stockholders' equity	(115,250)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$77,091

The accompanying notes are an integral part of these financial statements.

G & G MINING CORP.
(An Exploration Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 17, 2008 (INCEPTION) THROUGH JULY 31, 2008

REVENUES:
Revenues	$-

OPERATING EXPENSES:
General and administrative expenses	102,692
Depreciations	158
Total operating expenses	102,850
OPERATING LOSS	102,850

OTHER (INCOME) AND EXPENSES:
Impairment of assets	545,000
Total other expense	545,000

NET LOSS	$647,850

NET LOSS PER SHARE:
Basic	$-

Diluted	$-

Basic	-

Diluted	-

The accompanying notes are an integral part of these financial statements.

G & G MINING CORP.
(An Exploration Stage Company)
STATEMENT OF STOCKHOLDER' EQUITY
FOR THE PERIOD FROM JUNE 17, 2008 (INCEPTION) THROUGH JULY 31, 2008

					Additional	Common Stock
	Common Stock		Preferred Stock		Paid-in	Subscribed	Accumulated
	Shares	Amount	Shares	Amount	Capital	Note Issued	Deficit	Total
BALANCE AT JUNE 17, 2008	-	$-	-	$-	$-		$-	$-

Common stock subscribed, not issued through private placement .0075						75,000		75,000

Common stock subscribed, not issued as founder shares	-	-	-	-	-	100	-	100

Common stock subscribed, not issued as inducement to enter into contract .0075	-	-	-	-	-	375,000	-	375,000

Options granted valued at $.0075	-	-	-	-	7,500			7,500

Common stock subscribed, not issued for cash for private placement at $.05	-	-	-	-	-	75,000	-	75,000

Net loss	-	-	-	-	-	-	(647,850)	(647,850)

BALANCE AT JULY 31, 2008	$-	$-	$-	$-	$7,500	$525,100	$(647,850)	$(115,250)

The accompanying notes are an integral part of these financial statements.

G & G MINING CORP.
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM JUNE 17, 2008 (INCEPTION) THROUGH JULY 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(647,850)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciations	158
Options issued	7,500
Common stock subscribed for compensation	375,000
Changes in assets and liabilities:
Accounts receivables	(15,000)
Accounts payable	5,400
Accrued expenses	66,941
Notes payables - mining claims	120,000
Net cash provided by operating activities	(87,851)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(1,893)
Deposit to Investment in company	(50,000)
Net cash used in investing activities	(51,893)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common stock subscribed	150,100
Net cash provided by financing activities	150,100

INCREASE IN CASH	10,356
CASH, BEGINNING OF YEAR	-
CASH, END OF YEAR	$10,356

SUPPLEMENTAL CASH FLOW INFORMATION:

Common stock subscribed for services	$375,000
Value of options issued	$7,500

The accompanying notes are an integral part of these financial statements.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 1 - DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of the State of Florida on June 17, 2008 ("Inception date"). The Company’s fiscal year end is July 31, for reporting purposes. The Company is in the process of acquiring mineral properties or claims located in the country of Ecuador and the State of Arizona, USA. The recoverability of amounts from the properties or claims will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying properties and/or claims, the ability of the Company to obtain necessary financing to satisfy the expenditure requirements under the property and/or claim agreements and to complete the development of the properties and/or claims, and upon future profitable production or proceeds for the sale thereof. The Company's corporate office is located in Miami, Florida.

NOTE 2 - GOING CONCERN ISSUES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern. However, the Company has period end losses from operations from inception June 17, 2008 through July 31, 2008. During the period ended July 31, 2008 the Company had accumulated a net loss of $647,850. Further, the Company has inadequate working capital to maintain or develop its operations, and is dependent upon funds from private investors and the support of certain stockholders.

These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. In this regard, Management is planning to raise any necessary additional funds through loans and additional sales of its stock. There is no assurance that the Company will be successful in raising additional capital.

The Company's ability to meet its obligations and continue as a going concern is dependent upon its ability to obtain additional financing, achievement of profitable operations and/or the discovery, exploration, development and sale of mining reserves. The Company cannot reasonably be expected to earn revenue in the exploration stage of operations. The Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing when needed or to obtain such financing on terms satisfactory to the Company, if at all.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows:

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Basis of Presentation

The Company has produced minimal revenue from its principal business and is an exploration stage company as defined by the Statement of Financial Accounting Standards (SFAS) No. 7 “Accounting and Reporting by Exploration State Enterprises”.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from those estimates.

Exploration Stage Enterprise

The Company's financial statements are prepared pursuant to the provisions of SFAS No. 7, “Accounting for Development Stage Enterprises,” as it devotes substantially all of its efforts to acquiring and exploring mining interests that will eventually provide sufficient net profits to sustain the Company’s existence. Until such interests are engaged in major commercial production, the Company will continue to prepare its financial statements and related disclosures in accordance with entities in the development stage. Mining companies subject to SFAS No. 7 are required to label their financial statements as an “Exploratory Stage Company,” pursuant to guidance provided by SEC Guide 7 for Mining Companies.

Revenue Recognition

As the Company is continuing exploration of its mineral properties, no significant revenues have been earned to date. The Company recognizes revenues at the time of delivery of the product. Revenue includes sales value received for our principle product, gold, and associated by-product revenues from the sale of by-product metals consisting primarily of gold. Revenue is recognized when title to gold passes to the buyer and when collectibility is reasonably assured. The passing of title to the customer is based on terms of the sales contract. Product pricing is determined at the point revenue is recognized by reference to active and freely traded commodity markets for example, the London Bullion Market, an active and freely traded commodity market, for both gold and silver, in an identical form to the product sold.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Revenue Recognition (continued)

Pursuant to guidance in Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition for Financial Statements", revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, no obligations remain and collectibility is probable. The passing of title to the customer is based on the terms of the sales contract. Product pricing is determined at the point revenue is recognized by reference to active and freely traded commodity markets, for example the London Bullion Market for both gold and silver, in an identical form to the product sold.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. As of July 31, 2008, cash and cash equivalents include cash on hand and cash in the bank.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

The range of estimated useful lives used to calculated depreciation for principal items of property and equipment are as follow:

Depreciation/
Asset Category	Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years
Leasehold improvements	5 Years

Mine Exploration and Development Costs

All exploration costs are expensed as incurred. Mine development costs are capitalized after proven and probable reserves have been identified. Amortization is calculated using the units-of-production method over the expected life of the operation based on the estimated recoverable mineral ounces.

Mineral Properties

Significant payments related to the acquisition of mineral properties, mineral rights, and mineral leases are capitalized. If a commercially mineable ore body is discovered, such costs are amortized when production begins using the units-of-production method based on proven and probable reserves. If no commercially mineable ore body is discovered, or such rights are otherwise determined to have no value, such costs are expensed in the period in which it is determined the property has no future economic value.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Property Evaluations

Management of the Company will periodically review the net carrying value of its properties on a property-by-property basis. These reviews will consider the net realizable value of each property to determine whether a permanent impairment in value has occurred and the need for any asset write-down. An impairment loss will be recognized when the estimated future cash flows (undiscounted and without interest) expected to result from the use of an asset are less than the carrying amount of the asset. Measurement of an impairment loss will be based on the estimated fair value of the asset if the asset is expected to be held and used.

Although management will make its best estimate of the factors that affect net realizable value based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect management’s estimate of net cash flows expected to be generated from its assets, and necessitate asset impairment write-downs.

Reclamation and Remediation Costs (Asset Retirement Obligations)

The Company had no operating properties as of July 31, 2008, but the Company’s mineral properties will be subject to standards for mine reclamation that is established by various governmental agencies. For these non-operating properties, the Company accrues costs associated with environmental remediation obligations when it is probable that such costs will be incurred and they are reasonably estimable. Costs of future expenditures for environmental remediation are not discounted to their present value. Such costs are based on management’s current estimate of amounts that are expected to be incurred when the remediation work is performed within current laws and regulations.

It is reasonably possible that due to uncertainties associated with defining the nature and extent of environmental contamination, application of laws and regulations by regulatory authorities, and changes in remediation technology, the ultimate cost of remediation and reclamation could change in the future. The Company continually reviews its accrued liabilities for such remediation and reclamation costs as evidence becomes available indicating that its remediation and reclamation liability has changed.

The Company recognizes the fair value of a liability for an asset retirement obligation in the period in which it is incurred, if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the associated long-lived assets and depreciated over the lives of the assets on a units-of-production basis. Reclamation costs are accreted over the life of the related assets and are adjusted for changes resulting from the passage of time and changes to either the timing or amount of the original present value estimate on the underlying obligation.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Mineral property rights

All direct costs related to the acquisition of mineral property rights are capitalized. Exploration costs are charged to operations in the period incurred until such time as it has been determined that a property has economically recoverable reserves, at which time subsequent exploration costs and the costs incurred to develop a property are capitalized. The Company reviews the carrying values of its mineral property rights whenever events or changes in circumstances indicate that their carrying values may exceed their estimated net recoverable amounts. An impairment loss is recognized when the carrying value of those assets is not recoverable and exceeds its fair value. As of July 31, 2008, management has determined that no impairment loss is required.

At such time as commercial production may commence, depletion of each mining property will be provided on a unit-of-production basis using estimated proven and probable recoverable reserves as the depletion base. In cases where there are no proven or probable reserves, depletion will be provided on the straight-line basis over the expected economic life of the mine.

Asset retirement obligations

The Company plans to recognize liabilities for statutory, contractual or legal obligations, including those associated with the reclamation of mineral and mining properties and any plant and equipment, when those obligations result from the acquisition, construction, development or normal operation of the assets. Initially, a liability for an asset retirement obligation will be recognized at its fair value in the period in which it is incurred. Upon initial recognition of the liability, the corresponding asset retirement cost will be added to the carrying amount of the related asset and the cost will be amortized as an expense over the economic life of the asset using either the unit-of-production method or the straight- line method, as appropriate. Following the initial recognition of the asset retirement obligation, the carrying amount of the liability will be increased for the passage of time and adjusted for changes to the amount or timing of the underlying cash flows needed to settle the obligation.

The Company has posted reclamation bonds with the State of Arizona Reclamation Bond Pool for its properties as required by the United States Bureau of Land Management, to secure potential clean-up and land restoration costs if the projects were to be abandoned or closed. The Company has recorded the cost of these bonds as an asset in the accompanying balance sheets.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Goodwill and other intangible assets are tested for impairment annually. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. There were no events or changes in circumstances that necessitated an impairment of long lived assets.

Income Taxes

Deferred income taxes are provided based on the provisions of SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”), to reflect the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Concentration of Credit Risk

The Company maintains its operating cash balances in banks in Miami, Florida. The Federal Depository Insurance Corporation (FDIC) insures accounts at each institution up to $100,000.

Share-Based Compensation

The Company applies SFAS No. 123 “Share-Based Payments” (“SFAS No. 123(R)”) to share-based compensation, which requires the measurement of the cost of services received in exchange for an award of an equity instrument based on the grant-date fair value of the award. Compensation cost is recognized when the event occurs. The Black-Scholes option-pricing model is used to estimate the fair value of options granted.

Basic and Diluted Net Loss Per Share

Net loss per share was computed by dividing the net loss by the weighted average number of common shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Diluted net loss per share for the

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Basic and Diluted Net Loss Per Share (continued)

Company is the same as basic net loss per share, as the inclusion of common stock equivalents would be anti dilutive.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued liabilities, income tax payable and related party payable approximate fair value due to their most maturities.

Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or will be required to adopt in the future are summarized below.

Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities

In June 2008, the FASB issued FSP Emerging Issues Task Force (“EITF”) Issue No. 03- 6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” The FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The FSP affects entities that accrue dividends on share-based payment awards during the awards’ service period when the dividends do not need to be returned if the employees forfeit the award. This FSP is effective for fiscal years beginning after December 15,2008. The Company is currently assessing the impact of FSP EITF 03-6-1 on its consolidated financial position and results of operations.

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (FAS No.162). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles”. The implementation of this standard will not have a material impact on the Company’s consolidated financial position and results of operations.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

Determination of the Useful Life of Intangible Assets

In April 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position on Financial Accounting Standard (“FSP FAS”) No. 142-3, “Determination of the Useful Life of Intangible Assets”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under SFAS No. 142 “Goodwill and Other Intangible Assets”. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of the expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles. The Company is currently evaluating the potential impact of FSP FAS No. 142-3 on its consolidated financial statements.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159,“The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of SFAS No. 115”(SFAS No. 159),which becomes effective for the Company on February 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, of this fair-value option will have a material effect on its consolidated financial condition, results of operations, cash flows or disclosures.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 provides guidance for using fair value to measure assets and liabilities. SFAS No. 157 addresses the requests from investors for expanded disclosure about the extent to which companies’ measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS No. 157 will have on its consolidated results of operations and financial condition.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment, net as of July 31, consist of the following:

	Years	2008
Office Equipment	3	$1,893
Leasehold Improvements	5	-

Total property and equipment		1,893

Less: accumulated depreciation		(158)
		$1,735

The depreciation expense for the period ended July 31, 2008, was $158.

NOTE5 – SHARE CAPITAL

On June 19, 2008 the Company granted 100,000 shares of common stock to the Company’s Chief Executive Officer as founder shares. The Company recorded the shares at $.0001 which consistent with the Company’s par value. As of July 31, 2008 the shares were not issued by the Company and were considered as subscribed stock.

On June 20, 2008 the Company entered into a licensing arrangement with a third party whereby the Company also granted the third party 50,000,000 shares of the Company’s common stock as an inducement for the third party to enter into the agreement with the Company. The Company valued the shares granted at $375,0000.As of July 31, 2008 the shares were not issued by the Company and were considered as subscribed stock.

On July 1, 2008, the Company entered into a five year employment agreement with its Vice President (Executive) whereby the company would grant the Vice President (Executive) an option to purchase 1,000,000 shares of the Company’s common stock per year for the life of the contract at a price equal to 50% of the market priced determined on the day of issue. The Company has expensed the cost of the options issued in the amount of $7,500 as of July 31, 2008.

On July 7, 2008 the Company sold 10,000,000 shares of the Company’s common stock through a private placement in the amount of $75,000. As of July 31, 2008 the shares were not issued by the Company and were considered as subscribed stock.

On July 15, 2008 Company sold 1,000,000 shares of the Company’s common stock through a private placement in the amount of $50,000. As of July 31, 2008 the shares were not issued by the Company and were considered as subscribed stock.

On July 30, 2008 Company sold 500,000 shares of the Company’s common stock through a private placement in the amount of $25,000. As of July 31, 2008 the shares were not issued by the Company and were considered as subscribed stock.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 6 – NOTE PAYABLE

Notes payable comprise the following as of July 31, 2008.

2008
The Company entered into a 90 day promissory note with Produelec S.A. an Ecuador Corporation on July 10, 2008 in the amount of $120,000. The entire note is due and payable October 10, 2008. The note has no interest rate. Produelec S. A. has a right to 2% royalty of the Net Smelter returns and will be paid quarterly.	$120,000
Total long-term note payable	-
Less current portion	120,000
Long-term portion of note payable	$-

NOTE 7- INCOME TAXES

The provision (benefit) for income taxes from continued operations for the period ended July 31, 2008 consist of the following:

July 31,
2008
Current:
Federal	$(220,269)
State	(58,307)

Deferred:
Federal	$220,269
State	58,307

Benefit from the operating loss carryforward	(-)

(Benefit) provision for income taxes, net	$-

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 7 – INCOME TAXES (continued)

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

July 31,
2008

Statutory federal income tax rate	34.0%
State income taxes and other	9.0%

Effective tax rate	40.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

July 31,
2008

Net operating loss carryforward	278,576
Valuation allowance	(278,576)

Deferred income tax asset	$-

The Company has a net operating loss carryforward of approximately $278,576available to offset future taxable income through 2028.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company entered into an asset purchase and sale agreement with Produlec on June 20, 2008 to purchase 2,000 metric tons of mineralized mining residue, (the “Tailing”) as well as a license to operate the tailing business for an amount of $120,000. The Company signed a Notes Payable for the full amount which is due within ninety (90) days of the contract date. As of July 31, 2008 the company has a notes payable of $120,000. Under the terms of the agreement as further inducement to enter into the contract the Company was to issue Produlec 50,000,000 shares of the Company’s common stock. As of July 31, 2008 the Company had not issued the common shares and had accounted for the shares as subscribed stock (not issued).

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 8 – RELATED PARTY TRANSACTIONS (continued)

The Company entered into a Option Agreement with Produlec on June 20, 2008. Produlec is the owner of 100% interest in the “Cavi Project” through a wholly owned subsidiary melinachango Santa Barbara S.A. a mining concession within the province of Pinchincha, in the northwestern foothills of the Cordillera Occidental of the Andes Mountains. The agreement provides the Company the option to acquire 100% interest in the “Cavi Project” for further exploration and development. The Company paid a non-refundable deposit of $50,000 to Produelec as a part of the Option Agreement. The Company was required to complete the Option agreement by July 20, 2008. As of July 31, 2008 the Company had not elected to acquire or complete the Option Agreement. The Company expensed the non-refundable deposit since the agreement was not completed by July 20, 2008.

The Company entered into an employment agreement on July 1, 2008 with its Vice President (Executive). The agreement has a three year life and requires the Company to afford the Company’s Executive a base salary of $150,000 plus relocation expenses as well as a housing loan for up to $500,000 at a zero interest rate. As of July 31, 2008 no loans were made by the Company to the Executive. Additionally, the Executive will receive a one time payment of up to $60,000 in transportation reimbursement in accordance to the agreement. The agreement also afforded the Company’s Executive an option to purchase 1,000,000 shares of the Company’s common stock per year for the life of the contract at a price equal to 50% of the market price determined on the date of grant. The Company has expensed $7,500 related to the stock option expense as of July 31, 2008. The agreement provides a separation provision of $1,000,000 which the Company could be responsible for should the separation fall within the criteria of the agreement.

The Company entered into an employment agreement on July 1, 2008 with its Vice President (Executive). The agreement has a one year life and requires the Company to afford the Company’s Executive a base salary of $75,000. The agreement provides a separation provision of $500,000 plus an additional severance allowance of 1,000,000 shares of the Company’s common stock should the Company terminate the Executive under certain criteria set forth in the agreement.

NOTE 9 – NET LOSS PER SHARE

The net loss per common share is calculated by dividing the loss by the weighted average number of shares outstanding during the periods.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 10 – SHARES SUBSCRIBED, NOT ISSUED

As of July 31, 2008, the Company had subscribed 61,600,000 shares of common stock whereas 50,000,000 shares were subscribed at .0075 per share for the value of services rendered and 12,200,000 shares were sold at $150,100 to investors in a private placement. The shares had not been issued as of July 31, 2008.

Common Stock Subscribed, Not Issued (Shares)
	Cash	Services	Other	Total
Balance at June 17, 2008	-	-	-	-
Shares subscribed Issuance of Subscribed Shares	11,500,000	100,000	50,000,000	61,600,000
Balance at July 31, 2008	11,500,000	100,000	50,000,000	61,600,000

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Company has entered into various consulting agreements with outside consultants. The Company has a consulting agreement with various professionals.

The Company entered into a real estate rental agreement on June 20, 2008 with Gomez Family Trust and Rod Martin (“Lessor”). The Company is obligated to pay $20,000 per month to occupy the premise under a non-cancelable operating lease expiring in 60 months on June 20, 2013. As of

July 31, 2008, the Company had future minimum rental commitments under this lease as of July 31, as follows:

2009:	240,000
2010:	240,000
2011:	240,000
2012:	240,000
2013:	120.000
Total	$1,180,000

Total rental payments under the lease agreement as of July 31, 2008 were $20,000.

The Company entered into a stock purchase agreement with an individual (Seller) who holds a majority number of shares in 310 Holdings, Inc. a public company that trades on the OTC: BB whereas the Company has the right to purchase 40,250,000 shares of 310 Holding shares representing 63.19% voting interest of 310 Holding from the Seller for the amount of $550,000.The Company paid a non-refundable deposit of $50,000 for the right to purchase the shares. Should the Company elect to purchase the shares from the Seller it must make a payment to the seller in the amount of $500,000 by October 31, 2008. Should the Company elect not to purchase the shares from the seller or fail to make the remaining payment of $500,000 by October 31, 2008 the Company will loose its deposit of $50,000.

G & G MINING CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR PERIOD FROM JUNE 17, 2008 (INCEPTION) TO JULY 31, 2008

NOTE 11 –  COMMITMENTS AND CONTINGENCIES (continued)

The Company entered into an asset purchase and sale agreement with Produlec on June 20, 2008 to purchase 2000 metric tons of mineralized mining residue, (the “Tailing”) as well as a license to operate the tailing business for an amount of $120,000. The Company signed a Notes Payable for the full amount which is due within ninety (90) days of the contract date. As of July 31, 2008 the company has a notes payable of $120,000. Under the terms of the agreement as further inducement to enter into the contract the Company was to issue Produlec 50,000,000 shares of the Company’s common stock. As of July 31, 2008 the Company had not issued the common shares and had accounted for the shares as subscribed stock (not issued).

NOTE 12 – SUBSEQUENT EVENTS

The Company entered into an employment agreement on August 1, 2008 with its CIO. The agreement has a three year life and requires the Company to afford the Company’s ClO a base salary of $60,000 plus relocation expenses as set forth in the agreement. The agreement provides a separation provision of $250,000 which the Company could be responsible for should the separation fall within the criteria of the agreement.

The Company received $15,000 from Mr. Cordon on August 4, 2008. Mr. Cordon had entered into a subscription agreement on July 30, 2008 to purchase 500,000 shares of the Company’s common stock for $25,000. Mr. Cordon had made an initial payment of $10,000 as of July 31, 2008. As of July 31, 2008 the 500,000 had not been issued to Mr. Cardon and were considered subscribed not issued.

The Company entered into a share exchange agreement with Mr. Jaime S. Gomez Moya a Company director, and a related party, on September 15, 2008; whereby the Company acquired from Mr. Moya 8,000,000 restricted rule 144 common shares of Transoft Technology, Inc. (TSTG) a publicly traded company in the OTC Pink sheets for a value of $560,000 in exchange for 8,000,000 share of the Company’s authorized and unissued common stock.

TARVARAN, ASKELSON & COMPANY®
CERTIFIED PUBLIC ACCOUNTANTS

ORANGE COUNTY
O: (949) 360-0545
F: (949) 606-0329

SAN DIEGO
O: (760) 720-5472
F: (949) 606-0329